CONSENT OF SF PARTNERSHIP, LLP

The undersigned, SF Partnership LLP, hereby consents to the use of our name and the use of our opinion dated March 21, 2007 on the financial statements of Auto Direct Holdings Inc. And Subsidiary as at December 31, 2006 and 2005 included in the registration statement being filed with the Securities and Exchange Commission by Auto Direct Holdings Inc. And Subsidiary on form SB-1.

/s/ SF PARTNERSHIP, LLP

SF PARTNERSHIP, LLP

Toronto, Ontario

  CHARTERED ACCOUNTANTS

May 14, 2007